EXHIBIT D
                         NOTICE OF WITHDRAWAL OF TENDER

                             REGARDING INTERESTS IN

                      MELLON OPTIMA L/S STRATEGY FUND, LLC
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 27, 2009

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                   AT, AND THIS LETTER OF TRANSMITTAL MUST BE
           RECEIVED BY MELLON HEDGE ADVISORS LLC EITHER BY MAIL OR BY
                     FAX BY 12:00 MIDNIGHT, EASTERN TIME, ON
                       MONDAY, APRIL 27, 2009, UNLESS THE
                               OFFER IS EXTENDED.

             COMPLETE THIS NOTICE OF WITHDRAWAL AND FAX OR MAIL TO:

                      Mellon Optima L/S Strategy Fund, LLC
                          c/o Mellon Hedge Advisors LLC
                                One Boston Place
                                    024-0071
                                Boston, MA 02108

                           Attn: Anthony J. Mastrocola

                           For additional information:
                              Phone: (877) 257-0004
                               Fax: (617) 722-7367

                      MELLON OPTIMA L/S STRATEGY FUND, LLC

     YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE IS RECEIVED BY MHA.
               TO ASSURE GOOD DELIVERY, PLEASE SEND THIS PAGE TO
                     MHA AND NOT TO YOUR PORTFOLIO MANAGER.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

BNY Mellon Wealth Management Account # (if applicable): [__][__][__][__][__][__]
                                                        [__][__][__][__][__]

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:


SIGNATURE:
                                        ----------------------------------------
                                        (Signature of Owner(s) Exactly as
                                        Appeared on Investor Application)/Date

PRINT NAME OF INVESTOR:
                                        ----------------------------------------


JOINT TENANT SIGNATURE:
                                        ----------------------------------------
(If joint tenants, BOTH MUST SIGN.)     (Signature of Owner(s) Exactly as
                                        Appeared on Investor Application)/Date

PRINT NAME OF JOINT TENANT:
                                        ----------------------------------------

FOR OTHER INVESTORS:

PRINT NAME OF INVESTOR:
                                        ----------------------------------------


SIGNATURE:
                                        ----------------------------------------
                                        (Signature of Owner(s) Exactly as
                                        Appeared on Investor Application)/Date

PRINT NAME OF SIGNATORY AND TITLE:
                                        ----------------------------------------


CO-SIGNATORY IF NECESSARY:
                                        ----------------------------------------
                                        (Signature of Owner(s) Exactly as
                                        Appeared on Investor Application)/Date

PRINT NAME AND TITLE OF CO-SIGNATORY:
                                        ----------------------------------------


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